================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2005 Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware                               333-111379               06-1442101
----------------------------           -----------            -------------
(State or other jurisdiction           (Commission            (IRS Employer
of incorporation)                      File Number)         Identification No.)

600 Steamboat Road, Greenwich, Connecticut                   06830
------------------------------------------                   -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (203) 625-2700


(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On December 16, 2004, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2004-FF11, Asset-Backed Certificates, Series 2004-FF11 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004 (the "Agreement"), between Financial Asset Securities Corp. (the "Depositor"), National City Home Loan Services, Inc., as servicer ("National City") and Wells Fargo Bank, N.A. (the "Trustee").

         On December 16, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $496,391,365.76 with funds on deposit in the pre-funding accounts (the "Group I Pre-Funding Account" and the "Group II Pre-Funding Account"; together the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated January 19, 2005 (the "Instrument"), between the Depositor and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien and second lien, adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). After the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate Stated Principal Balance of approximately $729,180,777, and Group II Mortgage Loans having an aggregate Stated Principal Balance of approximately $602,797,019.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Subsequent Cut-off Date.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits

Exhibit No.              Description
-----------              -----------

4.2 Subsequent Transfer Instrument, dated as January 19, 2005 between Financial Asset Securities Corp. as seller and Wells Fargo Bank, N.A., as trustee.

99.1 Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date relating to First Franklin Mortgage Loan Trust 2004-FF11, Asset-Backed Certificates, Series 2004-FF11.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: January 19, 2005

                                        FINANCIAL ASSET SECURITIES CORP.


                                        By: /s/  Frank Skibo
                                            -------------------------------
                                        Name:    Frank Skibo
                                        Title:   Managing Director


                                Index to Exhibits

                                                                                      Sequentially
Exhibit No.         Description                                                       Numbered Page
-----------         ------------                                                      ------------

4.2 Subsequent Transfer Instrument, dated as January 19, 2005, between Financial Asset Securities Corp. as seller and Wells
                    Fargo Bank, N.A. as trustee.


99.1                Characteristics of the Mortgage Pool as of the Subsequent
                    Cut-off Date, relating to First Franklin Mortgage Loan Trust
                    2004-FF11, Asset-Backed Certificates, Series 2004-FF11.

                                       5